Exhibit 4.7

8.00% SERIES C CUMULATIVE REDEEMABLE PREFERRED STOCK NUMBER	THORNBURG MORTGAGE, INC.	8.00% SERIES C CUMULATIVE REDEEMABLE PREFERRED STOCK SHARES

INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND	SEE REVERSE FOR IMPORTANT NOTICE ON TRANSFER RESTRICTIONS AND OTHER INFORMATION

THIS CERTIFIES THAT [NAME] is the record holder of [NUMBER]	CUSIP 885218 30 5

FULLY PAID AND NONASSESSABLE SHARES OF THE
8.00% SERIES C CUMULATIVE REDEEMABLE PREFERRED STOCK,
$.01 PAR VALUE, OF

THORNBURG MORTGAGE, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon the surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by a Transfer Agent and registered by the Registrar.

     WITNESS the facsimile Corporate Seal of this Corporation and the facsimile signatures of its duly authorized officers.

Dated:

/s/ MICHAEL B. JEFFERS	[SEAL]	/s/ GARRETT THORNBURG

Secretary		Chairman and Chief Executive Officer

COUNTERSIGNED AND REGISTERED:

AMERICAN STOCK TRANSFER & TRUST COMPANY

Transfer Agent and Registrar

By:
Authorized Signature

      THE SECURITIES PRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON OWNERSHIP AND TRANSFER FOR THE PURPOSE OF MAINTAINING THE CORPORATIONS’ STATUS AS A REAL ESTATE INVESTMENT TRUST UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, INCLUDING A RESTRICTION ON OWNERSHIP OF EQUITY STOCK IN EXCESS OF 9.8% (SUBJECT TO CERTAIN EXCEPTIONS) OF THE OUTSTANDING EQUITY STOCK OF THE CORPORATION ALL AS SET FORTH IN THE CORPORATION’S ARTICLES OF INCORPORATION, AS THE SAME MAY BE AMENDED FROM TIME TO TIME, A COPY OF WHICH WILL BE SENT WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS. SUCH REQUEST MAY BE MADE TO THE TRANSFER AGENT OR THE SECRETARY OF THE CORPORATION.

      IN ADDITION, THE CORPORATION WILL FURNISH TO ANY SHAREHOLDER ON REQUEST AND WITHOUT CHARGE A FULL STATEMENT OR SUMMARY OF THE DESIGNATIONS AND ANY PREFERENCES, CONVERSION AND OTHER RIGHTS, VOTING POWERS, RESTRICTIONS, LIMITATIONS AS TO DIVIDENDS, QUALIFICATIONS AND TERMS AND CONDITIONS OF REDEMPTION OF THE STOCK OF EACH CLASS AND SERIES WHICH THE CORPORATION IS AUTHORIZED TO ISSUE AND THE DIFFERENCES IN THE RELATIVE RIGHTS AND PREFERENCES BETWEEN THE SHARES OF EACH CLASS AND SERIES, IF ANY, TO THE EXTENT THEY HAVE BEEN SET, AND OF THE AUTHORITY OF THE BOARD OF DIRECTORS TO SET THE RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT SERIES. SUCH REQUEST MAY BE MADE TO THE TRANSFER AGENT OR THE SECRETARY OF THE CORPORATION.

      KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

ASSIGNMENT

FOR VALUE RECEIVED,                                                                                  hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
          IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said sock on the books of the within named Corporation with full power of substitution in the premises

Dated

X

X

NOTICE:	THE SIGNATURES(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OF ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT	—	Custodian (Cust) (Minor)

TEN ENT	—	as tenants by the entireties

JT TEN	—	as joint tenants with right of survivorship and not as tenants in common			under Uniform Gifts to Minors Act (State)
			UNIF TRF MIN ACT	—	Custodian (until age……….)
(Cust)

under Uniform Transfers to
(Minor)

Minors Act
(State)

Additional abbreviations may also be used though not in the above list.